                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549



                                 FORM 8-K
                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 26,1998


                             Tyson Foods, Inc.
------------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)


     Delaware                     0-3400                 71-0225165
-------------------------------------------------------------------------
(State or Other          (Commission File Number)      (IRS Employer
 Jurisdiction of                                       Identification No.)
 Incorporation)


        2210 West Oaklawn Drive, Springdale, Arkansas 72762
------------------------------------------------------------------------
       (Address of Principal Executive Offices)    (Zip Code)


 Registrant's telephone number, including area code (501) 290-4000


                        Not Applicable
------------------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

      On January 26, 1998, the Registrant issued a Press Release entitled "Tyson Foods, Inc., Reports First Quarter Results," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

99.1  Press Release, dated January 26, 1998, of Tyson Foods, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TYSON FOODS, INC.


By:  /s/ Wayne Britt
---------------------------------
Wayne Britt
Chief Financial
Officer


January 27, 1998